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                                                                    Exhibit 99.4

                                FIRST ADDENDUM TO
                          REGISTRATION RIGHTS AGREEMENT

         This FIRST ADDENDUM TO REGISTRATION RIGHTS AGREEMENT (the "Addendum") is made and entered into as of November 22, 2002, by and among Boston Life Sciences, Inc., a Delaware corporation (the "Company"), Robert L. Gipson ("Gipson") and Nikolaos D. Monoyios ("Monoyios"). This Addendum supplements that certain Registration Rights Agreement, dated as of July 25, 2002, by and among the Company and the Initial Holders (as defined therein) (the "Registration Rights Agreement"). Capitalized terms not defined herein shall have the meanings given to them in the Registration Rights Agreement.

         WHEREAS, as of the date hereof, Ingalls & Snyder, L.L.C., a New York limited liability company ("I&S"), is acquiring for the account of Gipson and Monoyios, its advisory clients, certain outstanding warrants (the "Warrants") to purchase 1,820,123 shares of the Company's common stock (which Warrants were originally issued pursuant to that certain Securities Purchase Agreement dated as of September 22, 1999 by and among the Company and affiliates of Brown Simpson Partners I, Ltd.) (the "Warrant Transfer");

         WHEREAS, in connection with the Warrant Transfer, as of the date hereof, the Company, I&S, Gipson, Monoyios and certain other persons are executing that certain Consent to Transfer and Warrant Amendment, which agreement provides, among other things, that the Company, Gipson and Monoyios shall execute this Addendum; and

         WHEREAS, Section 10(b) of the Registration Rights Agreement permits the Company, without the consent of any Holder, to extend the registration rights provided thereunder to additional persons who become holders of the Company's equity securities;

         NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements set forth herein and other good and valuable consideration the mutual receipt and sufficiency of which is hereby acknowledged, the parties to this Addendum hereby agree as follows:

         1. Joinder of New Parties. By execution of this Addendum, each of Gipson and Monoyios is hereby joined as a party to the Registration Rights Agreement and shall have all of the rights and obligations of a Holder thereunder. All shares of common stock of the Company acquired upon exercise of, or otherwise pursuant to, the Warrants (and any securities of the Company issued or issuable with respect to such common stock by way of conversion, exchange, dividend or stock split or combination) shall constitute Registrable Shares under the Registration Rights Agreement (subject to the limitations set forth in the second sentence of the definition of Registrable Shares in Section 1 of the Registration Rights Agreement).

         2. Entire Agreement; Counterparts. Except to the extent specifically supplemented by this Addendum, the Registration Rights Agreement shall remain

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unmodified, and the Registration Rights Agreement, as supplemented hereby, is confirmed as being in full force and effect. This Addendum may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.

         3. Miscellaneous. This Addendum shall be governed by the provisions of Sections 12(e), (f) and (g) of the Registration Rights Agreement to the same extent as if set forth in their entirety herein.



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         IN WITNESS WHEREOF, the parties hereto have executed this Addendum as of the day and year first above written.

                                      BOSTON LIFE SCIENCES, INC.


                                      By:   /s/ Joseph P. Hernon
                                         ------------------------------------
                                           Name:   Joseph P. Hernon
                                           Title:  Chief Financial Officer



                                            /s/ Robert L. Gibson
                                      ---------------------------------------
                                      Robert L. Gipson



                                            /s/ Nikolaos D. Monoyios
                                      ---------------------------------------
                                      Nikolaos D. Monoyios

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